UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 3, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective April 3, 2009, Chesapeake Corporation (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to the Asset Purchase Agreement, dated as of December 29, 2008 (the “Purchase Agreement”), with affiliates of Irving Place Capital Management, L.P. and Oaktree Capital Management, L.P. (the “Purchasers”).  Under the Amendment, the parties agreed, among other things, to provide additional time for the parties to address the remaining conditions to closing the proposed sale by extending from April 3, 2009, to April 30, 2009, the date after which the Purchasers may, subject to certain conditions, terminate the Purchase Agreement in the event the closing contemplated by the Purchase Agreement has not occurred.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 6, 2009, the Company and certain of its subsidiaries entered into an amendment (the “DIP Amendment”) to the Third Amended and Restated Credit Agreement (the “DIP Agreement”) with the banks named therein as lenders and Wachovia Bank, National Association, as administrative agent.  Under the DIP Amendment, the parties thereto conformed the date after which a termination right may be exercised under the DIP Agreement with the corresponding new date set forth in the Amendment, as described above.

The foregoing description of the DIP Amendment does not purport to be complete and is qualified in its entirety by reference to the DIP Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
2.1
Third Amendment to Asset Purchase Agreement, effective as of the 3rd day of April, 2009, by and among Baltimore US Inc., Baltimore Acquisition (Cayman Islands) Limited, Chesapeake Corporation and the U.S. operating subsidiaries named therein

10.1
Amendment No. 3, dated as of April 6, 2009, to the Third Amended and Restated Credit Agreement among Chesapeake Corporation, as the Parent, Chesapeake UK Holdings Limited, Boxmore International Limited, and Chesapeake plc, as the Post-Petition Borrowers, various financial institutions and other persons from time to time parties thereto, as the Lenders, and Wachovia Bank, National Association, as the Administrative Agent for the Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 8, 2009	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Third Amendment to Asset Purchase Agreement, effective as of the 3rd day of April, 2009, by and among Baltimore US Inc., Baltimore Acquisition (Cayman Islands) Limited, Chesapeake Corporation and the U.S. operating subsidiaries named therein

10.1
Amendment No. 3, dated as of April 6, 2009, to the Third Amended and Restated Credit Agreement among Chesapeake Corporation, as the Parent, Chesapeake UK Holdings Limited, Boxmore International Limited, and Chesapeake plc, as the Post-Petition Borrowers, various financial institutions and other persons from time to time parties thereto, as the Lenders, and Wachovia Bank, National Association, as the Administrative Agent for the Lenders